UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 29, 2010

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 CONSTITUTION DRIVE MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Geron Corporation (the “Company”) is furnishing this information under Item 2.02 of Form 8-K.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

On July 29, 2010, the Company issued a press release announcing its financial results for the three and six months ended June 30, 2010. A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits

99.1      Press release dated July 29, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date:	July 29, 2010	By:	/s/ David L. Greenwood
		Name:	David L. Greenwood
		Title:	Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated July 29, 2010